Dividends	12 Months Ended
Dec. 31, 2023
Dividends.
Dividends

31.  Dividends

On August 11, 2020, the board of directors approved a quarterly dividend policy for three years commencing in the second quarter of 2020. Under the policy, total cash dividend amount expected to be paid would be approximately US$300 million and quarterly dividends would be set at approximately US $25 million in each fiscal quarter. On November 20, 2020, the board of directors approved an additional quarterly dividend policy for three years, under which the total cash dividend amount expected to be paid would be approximately US$200 million and quarterly dividend would be set at approximately US$16.67 million in each fiscal quarter. Dividends are recognized when declared. The two quarterly dividend policies both expired already and there is no dividend payable as of December 31, 2023.